UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

February 27, 2009

MEADE INSTRUMENTS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22183	95-2988062
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 Hubble Irvine, California		92618-5200
(Address of principal executive offices)		(Zip Code)

(949) 451-1450

Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

6001 Oak Canyon
Irvine, California

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Agreement

See Item 5.02 below.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On February 27, 2009, Meade Instruments Corp. (the “Company”) and Paul E. Ross, Senior Vice President and Chief Financial Officer, entered into an executive severance agreement relating to Mr. Ross’ resignation from the Company.   A copy of such executive severance agreement is filed with this report as Exhibit 10.125 and is incorporated herein by reference.  This executive severance agreement supersedes the employment agreement the Company entered into with Mr. Ross in July 2007.

Pursuant to the executive severance agreement, Mr. Ross resigned from his position as Senior Vice President Finance and Chief Financial officer.  However, he will remain employed in full time active service to the Company until April 1, 2009.  The executive severance agreement provides that Mr. Ross will receive a lump sum payment of $260,000 at the separation date.  The executive severance agreement also includes a waiver and release of claims by Mr. Ross and the Company.

Effective March 4, 2009, John Elwood, age 38, assumed the role of Chief Financial Officer and principal financial and accounting officer of the Company.   Mr. Elwood previously was the Company’s Vice President Finance and Corporate Controller since July 2007.  Prior to joining the Company, Mr. Elwood held a variety of financial management positions at DDi Corp., a Nasdaq-listed manufacturer of time-critical printed circuit boards, including corporate controller, divisional controller, and director of financial planning and analysis.  Mr. Elwood will continue to earn an annual base salary of $165,000.

A copy of a March 5, 2009 press release relating to the above events is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Exhibit Title or Description

10.125	Executive Severance Agreement, dated February 27, 2009, by and between Paul E. Ross and Meade Instruments Corp.

99.1	Press Release, dated March 5, 2009, issued by Meade Instruments Corp.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 5, 2009	MEADE INSTRUMENTS CORP.

/s/ John A. Elwood
John A. Elwood,
Vice President - Finance and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Exhibit Title or Description

10.125	Executive Severance Agreement, dated February 27, 2009, by and between Paul E. Ross and Meade Instruments Corp.

99.1	Press Release, dated March 5, 2009, issued by Meade Instruments Corp.